UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2008

PLANETLINK COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation or organization)

000-31763	58-2466623
(Commission File Number)	(IRS Employer Identification No.)

11050 Regal Forest Drive	30024
Suwanee, Georgia	(Zip Code)

(770) 476-7903
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exhange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01.   Financial Statements and Exhibits

On January 4, 2008, Planetlink Communications, Inc. (the “Registrant”) herewith files audited financial statements from Pluginz, LLC (including Pluginz, Inc., and Plugin Stores, Inc.)  These financial statements are filed subsequent to the acquisition of Pluginz, Inc. and Plugin Stores, Inc. by PlanetTraks Inc., a subsidiary of PlanetLink Communications, Inc., in the fourth quarter of 2007.

(a)	Financial Statements of Pluginz, LLC attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 4, 2008

PLANETLINK COMMUNICATIONS, INC.

By	/s/ Robert Lott
Robert Lott, Chief Executive Officer